Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events
18.	Subsequent Events

In January 2020, we took delivery of Seven Seas Splendor. We had export financing in place for 80% of the contract price. The associated $426.0 million term loan bears interest at a fixed rate of 3.01% with a maturity date of January 30, 2032. Principal and interest payments are payable semiannually.

In late January 2020, the COVID-19 coronavirus outbreak began impacting the Company’s financial performance and operations. The Company has begun to experience costs and lost revenue related to itinerary modifications, travel restrictions and advisories, the unavailability of ports and/or destinations, cancellations and redeployments. The COVID-19 coronavirus is also impacting consumer sentiment regarding cruise travel generally. Due to the unknown duration and extent of the outbreak, the full effect on our financial performance cannot be quantified at this time.

Events Subsequent to Original Issuance of Financial Statements

In March 2020, NCLC borrowed $875 million under its existing Revolving Loan Facility maturing on January 2, 2024. Also, in March 2020, NCLC entered into a $675 million revolving credit facility (“Epic Credit Facility”) maturing on

March 4, 2021, with JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent, and certain other lenders party thereto. NCLC has borrowed $675 million under the facility, which bears interest at LIBOR plus a margin of 0.80%. The facility is secured by Norwegian Epic, Ltd. In April 2020, NCLC entered into an incremental assumption agreement, which supplements the Epic Credit Facility. The incremental assumption agreement extended the maturity date of the revolving facility commitments under the Epic Credit Facility to March 3, 2022 following the consummation of the successful debt and equity financing, which resulted in aggregate gross proceeds greater than the amount required for the extension. The revolving facility loans will accrue interest at a per annum rate based on LIBOR plus a margin of 1.75% in the case of Eurocurrency loans or at a per annum rate based on the base rate plus a margin of 0.75% in the case of base rate loans.

We have taken several measures to improve our liquidity through refinancing existing debt amortization, including under our agreements with export credit agencies (“ECAs”) and related governments and to extend the maturities and refinancing amortization under other agreements. We have obtained lender consents to refinance amortization payments and waive financial covenants during the specified period under our ECA backed facilities on the basis of debt holiday principles published by the relevant ECAs.

In April 2020, NCLC amended $386 million of export credit backed facilities that finance Norwegian Breakaway, Norwegian Getaway, Norwegian Escape, Norwegian Joy, Norwegian Bliss and Norwegian Encore to incorporate the terms of a 12-month debt holiday initiative offered to the cruise industry by Euler Hermes Aktiengesellschaft (“Hermes”), the official ECA of Germany. The debt holiday was initiated to provide interim debt service and financial covenant relief for borrowers during the current global COVID-19 pandemic with respect to their Hermes guaranteed financings. The amended agreements provide that, among other things, (a) amortization payments due from April 1, 2020 to March 31, 2021 (the “Deferral Period”) on the loans will be deferred and (b) the principal amounts so deferred will constitute separate tranches of loans under the facilities. The separate tranches of loans will accrue interest at a floating rate per annum based on six-month LIBOR plus a margin as follows:

Margin
€529.8 million Breakaway one loan (Norwegian Breakaway)	0.90%
€529.8 million Breakaway two loan (Norwegian Getaway)	1.20%
€590.5 million Breakaway three loan (Norwegian Escape)	1.50%
€729.9 million Breakaway four loan (Norwegian Joy)	1.50%
€710.8 million Seahawk 1 term loan (Norwegian Bliss)	1.00%
€748.7 million Seahawk 2 term loan (Norwegian Encore)	1.00%

After the end of the Deferral Period, the deferred amounts will amortize in eight equal semiannual installments.

Also in April 2020, NCLC amended the $230 million credit agreement secured by Pride of America, dated as of January 10, 2019, with Nordea Bank ABP, New York Branch, as administrative agent, and certain other lenders. The amendment extends the maturity date of the term loan one year to January 10, 2022. From January 10, 2021 to January 10, 2022 the loan shall accrue interest at a per annum rate based on LIBOR plus a margin of 1.75% in the case of Eurocurrency loans or at a per annum rate based on the base rate plus a margin of 0.75% in the case of base rate loans.

In May 2020, NCLC amended its $260 million credit agreement secured by Norwegian Jewel, dated as of May 15, 2019, with Bank of America, N.A., as administrative agent and collateral agent, and certain other lenders. The amendment provides that (a) amortization payments due within the period from consummation of the successful debt and equity financing, which resulted in aggregate gross proceeds greater than the amount required for the extension, to May 1, 2021 will be deferred and (b) the principal amount so deferred will constitute a separate tranche of loans under the facility (the “Deferred Jewel Loans”). The Deferred Jewel Loans will accrue interest at a per annum rate based on LIBOR plus a margin of 2.50% in the case of Eurocurrency loans or at a per annum rate based on the base rate plus a margin of 1.50% in the case of base rate loans. After the end of the deferral period, the Deferred Jewel Loan payments will amortize in an aggregate principal amount equal to 25% per annum in semiannual installments, and in the case of such payment due on the maturity date, an amount equal to the then unpaid principal amount of the Deferred Jewel Loans outstanding.

NCLC entered into a Fifth Amended and Restated Credit Agreement, dated as of May 8, 2020, with a subsidiary of NCLC, as co-borrower and JPMorgan Chase Bank, N.A., as administrative agent, and lenders holding 87.57% of the term loans outstanding. This revised facility provides that, among other things, (a) amortization payments due within the first year after effectiveness will be deferred and (b) the principal amount so deferred will constitute a separate tranche of loans (the “Deferred Term A Loans”). The Deferred Term A Loans will accrue interest (x) in the case of Eurocurrency loans, at a per annum rate based on LIBOR plus a margin of 2.50% or (y) in the case of base rate loans, at a per annum rate based on the base rate plus a margin of 1.50%. After the end of the deferral period, the Deferred Term A Loans will amortize in an aggregate principal amount equal to 25% per annum of the Deferred Term A Loans, in quarterly installments, and in the case of such payment due on the maturity date, an amount equal to the then unpaid principal amount of the Deferred Term A Loans outstanding. The Term A Loans (other than the Deferred Term A Loans) shall constitute a separate class of loans (the “Legacy Term A Loans”), with the same terms as the Term A Loans under the Fourth Amended and Restated Credit Agreement, except that the amortization payments on the Legacy Term A Loans shall be deferred during the deferral period.

In addition, in May 2020, NCLH and NCLC entered into an investment agreement with an affiliate of L Catterton (the “Private Investor”), pursuant to which NCLC agreed to sell and issue to the Private Investor (the “Private Exchangeable Notes Transaction”) up to $400 million in aggregate principal amount of exchangeable senior notes due 2026 (the “Private Exchangeable Notes”). The Private Exchangeable Notes Transaction closed on May 28, 2020. The Private Exchangeable Notes accrue interest at a rate of 7.0% per annum for the first year post-issuance (which will accrete to the principal amount), 4.5% per annum interest (which will accrete to the principal amount) plus 3.0% per annum cash interest for the following four years and 7.5% per annum in cash interest for the final year prior to maturity. The Private Investor has certain registration rights in respect of NCLH’s ordinary shares underlying the Private Exchangeable Notes and are subject to certain customary transfer, voting and standstill restrictions.

The Private Exchangeable Notes are guaranteed by NCLH on a senior basis. Holders may exchange their Private Exchangeable Notes at their option into redeemable preference shares of NCLC. Upon exchange, the preference shares will be immediately and automatically exchanged, for each $1,000 principal amount of exchanged Private Exchangeable Notes, into a number of NCLH’s ordinary shares based on the exchange rate. The exchange rate will initially be approximately 82.6446 ordinary shares per $1,000 principal amount of Private Exchangeable Notes (equivalent to an initial exchange price of $12.10 per ordinary share), subject to future adjustment. NCLC has the right to redeem all or a portion of the Private Exchange Notes at any time after the third anniversary of the issuance date at a price equal to 100% of the accreted principal amount thereof if the market closing price of NCLH’s ordinary shares has been at least 250% of the per share price implied by the exchange rate then in effect for at least 20 trading days during any 30 consecutive trading day period.

In May 2020, NCLC conducted a private offering of $675.0 million aggregate principal amount of 12.25% senior secured notes due 2024 (the “Senior Secured Notes”) at 99% original issue discount and a private offering of $862.5 million aggregate principal amount of 6.00% exchangeable senior notes due 2024 (the “Exchangeable Notes”). The Exchangeable Notes are guaranteed by NCLH on a senior basis. Holders may exchange their Exchangeable Notes at their option into redeemable preference shares of NCLC. Upon exchange, the preference shares will be immediately and automatically exchanged, for each $1,000 principal amount of exchanged Exchangeable Notes, into a number of NCLH’s ordinary shares based on the exchange rate. The exchange rate will initially be 72.7273 ordinary shares per $1,000 principal amount of Exchangeable Notes (equivalent to an initial exchange price of approximately $13.75 per ordinary share), subject to adjustment.

The Senior Secured Notes pay interest at 12.25% per annum, semiannually on May 15 and November 15 of each year, commencing on November 15, 2020, to holders of record at the close of business on the immediately preceding May 1 and November 1, respectively. NCLC may redeem the Senior Secured Notes, in whole or part, at any time prior to February 15, 2024, at a price equal to 100% of the principal amount of the Notes redeemed plus accrued and unpaid interest to, but excluding, the redemption date and a “make-whole premium.” NCLC may redeem the Senior Secured Notes, in whole or in part, on or after February 15, 2024, at a price equal to 100% of the principal amount of the Notes redeemed plus accrued and unpaid interest to, but excluding, the redemption date. At any time on or prior to February 15, 2022, NCLC may choose to redeem up to 35% of the aggregate principal amount of the Senior Secured Notes at a redemption price equal to 112.25% of the principal amount of the Senior Secured Notes redeemed plus accrued and unpaid interest to, but excluding, the redemption date, so long as at least 65% of the aggregate principal amount of the Senior Secured Notes issued remains outstanding following such redemption.

The Senior Secured Notes are secured by first-priority interests in, among other things and subject to certain agreed security principles, shares of capital stock in certain subsidiary guarantors, two of our vessels, our material intellectual property and two islands that we use in the operations of our cruise business. The Senior Secured Notes are also guaranteed by our subsidiaries that own the property that secures the Senior Secured Notes as well as certain additional subsidiaries whose assets do not secure the Senior Secured Notes. The indenture governing the Senior Secured Notes includes requirements that, among other things and subject to a number of qualifications and exceptions, restrict the ability of NCLC and its restricted subsidiaries, as applicable, to (i) incur or guarantee additional indebtedness; (ii) pay dividends or distributions on, or redeem or repurchase, equity interests and make other restricted payments; (iii) make investments; (iv) consummate certain asset sales; (v) engage in certain transactions with affiliates; (vi) grant or assume certain liens; and (vii) consolidate, merge or transfer all or substantially all of our assets.

Also in May 2020, the Company offered 36,363,636 ordinary shares, par value $0.001 per share to the public at a price of $11.00 per share. The underwriters were offered an option to acquire from us up to 5,454,545 additional shares, which they exercised. Underwriting discounts and commissions were $0.385 per share. The net proceeds from the offering were $443.9 million after deducting the underwriters’ discounts and commissions.

In June 2020, NCLC amended the credit facilities secured by Seven Seas Explorer, Seven Seas Splendor, Riviera, Marina, Leonardo One and Leonardo Two to defer amortization with respect to certain of the debt outstanding under the agreements (the “Supplemental Agreements”). The amendments for the Seven Seas Explorer, Seven Seas Splendor, Riviera, Marina, Leonardo One and Leonardo Two facilities summarized below provide $156 million of incremental liquidity to the Company through March 2021 and are subject to certain customary conditions.

The Supplemental Agreements of Seven Seas Explorer, Seven Seas Splendor, Riviera, and Marina provide that, among other things, (a) amortization payments due during the Deferral Period on the loans will be deferred and (b) the principal amount so deferred will constitute a separate tranche of loans (the “Deferred Loans”). The Deferred Loans will accrue interest at a floating rate per annum based on six-month LIBOR plus a margin as follows:

Margin
Explorer newbuild loan	2.80%
Splendor newbuild loan	1.75%
Marina newbuild loan	0.55%
Riviera newbuild loan	0.55%

After the end of the Deferral Period, the Deferred Loans will amortize in an aggregate principal amount equal to 25% per annum of the Deferred Loans, in semiannual installments. Any breach of financial covenants under each respective facility during the Deferral Period will not constitute an event of default. In addition, consistent with our recently closed amendments to our Hermes-backed credit facilities, additional restrictions on restricted payments and certain other covenants were added.

The Leonardo One and Two Supplemental Agreements provide that, among other things, consistent with our recently closed amendments to our Hermes-backed credit facilities and the Fifth Amended and Restated Credit Agreement, additional restrictions on restricted payments and certain other covenants shall apply. In addition, testing of the financial covenants under each respective facility is suspended during the Deferral Period.

Litigation

On March 12, 2020, a class action complaint, Eric Douglas v. Norwegian Cruise Lines, Frank J. Del Rio and Mark A. Kempa, Case No. 1:20-CV-21107, was filed in the United States District Court for the Southern District of Florida, naming the Company, Frank J. Del Rio, the Company’s President and Chief Executive Officer, and Mark A. Kempa, the Company’s Executive Vice President and Chief Financial Officer, as defendants. Subsequently, two similar class action complaints were also filed in the United States District Court for the Southern District of Florida naming the same defendants. These complaints assert claims, purportedly brought on behalf of a class of shareholders, under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Rule 10b-5 promulgated thereunder, and allege that the Company made false and misleading statements to the market and customers about COVID-19 and the impact on its business. Each of the complaints seek unspecified damages and an award of costs and expenses, including reasonable attorneys’ fees, on behalf of a purported class of purchasers of our ordinary shares between February 20, 2020 and either March 11, 2020 or March 12, 2020. We believe that the allegations contained in the complaints are without merit and intend to defend the complaints vigorously. We cannot predict at this point the length of time that these actions will be ongoing or the liability, if any, which may arise therefrom.

In addition, in March 2020 the Florida Attorney General announced an investigation related to the Company’s marketing during the COVID-19 outbreak. Following the announcement of the investigation by the Florida Attorney General, we received notifications from other attorneys general and governmental agencies that they are conducting similar investigations. The Company is cooperating with these ongoing investigations, the outcomes of which cannot be predicted at this time.

In August 2019, two lawsuits were filed against Norwegian Cruise Line Holdings Ltd. in the United States District Court for the Southern District of Florida under Title III of the Cuban Liberty and Solidarity (Libertad) Act of 1996, also known as the Helms-Burton Act. The complaint filed by Havana Docks Corporation alleges it holds an interest in the Havana Cruise Port Terminal and the complaint filed by Javier Garcia-Bengochea alleges that he holds an interest in the Port of Santiago, Cuba, both of which were expropriated by the Cuban Government. The complaints further allege that the Company “trafficked” in those properties by embarking and disembarking passengers at these facilities. The plaintiffs seek all available statutory remedies, including the value of the expropriated property, plus interest, treble damages, attorneys’ fees and costs. On January 7, 2020, the United States District Court for the Southern District of Florida dismissed the claim by Havana Docks Corporation. On April 14, 2020, the district court granted Havana Docks Corporation’s motion to reconsider and vacated its order dismissing the claim, allowing Havana Docks Corporation to file an amended complaint on April 16, 2020. On April 24, 2020, we filed a motion seeking permission to appeal the district court’s order. We believe we have meritorious defenses to the claims and intend to vigorously defend these matters.